UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated by reference herein is the transcript of a podcast featuring T.J. Rodgers, the Chief Executive Officer of Complete Solaria, Inc. (the “Company”), that was released by the S&P Energy Evolution Podcast on October 11, 2024 (the “Transcript”).

The information set forth in this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note on Forward-Looking Statements.

The Transcript contains certain statements that are “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and includes, among other things, discussions of our business strategies, future operations and capital resources. Words such as “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements reflect management’s present expectations and estimates regarding future expenses, revenue and profitability, trends affecting our financial condition and results of operations, operating efficiencies, revenue opportunities, potential new markets, and the ability of the Company to effectively compete in a highly competitive market. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, the Company’s actual results, performance, or achievements are subject to future risks and uncertainties, any of which could materially adversely affect the Company’s actual performance. Risks and uncertainties that could adversely affect such performance include, but are not limited to: the Company’s ability to integrate and realize the benefits of the asset purchase transaction with SunPower Corporation; the inadequacy of funds for future operations; future expenses, revenue and profitability; trends affecting financial condition and results of operations; ability to convert proposals into customer orders; the ability of customers to pay for products and services; the acceptance of our products in the marketplace; the impact of changing customer requirements upon revenue recognition; customer cancellations; the availability and terms of additional capital; ability to develop, market and sell new products; dependence on key suppliers, manufacturers and strategic partners; industry trends and the competitive environment; increased competition from our better capitalized competitors; the impact of the Company’s financial condition upon customer and prospective customer relationships; and the impact of losing one or more senior executives or failing to attract additional key personnel. These and other risk factors are discussed in Company reports filed with the Securities and Exchange Commission.

Given these uncertainties, and the fact that forward-looking statements represent management’s estimates and assumption as of the date of the Transcript, you should not attribute undue certainty to these forward-looking statements. We assume no obligation to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements contained in the Transcript, even if new information becomes available in the future.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Podcast Transcript, dated October 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.

Dated: October 11, 2024

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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